THORNBURG INVESTMENT TRUST

SUPPLEMENT DATED APRIL 12, 2017 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 30, 2016 FOR THORNBURG LONG/SHORT EQUITY FUND.

The following disclosure is added to page 23 of the Statement of Additional Information, as a new second paragraph under the heading “Distributions by Investment Companies – In General”:

A person seeking to invest in shares of the Fund through a taxable account should consider the Fund’s unrealized gains and losses, and any capital loss carryforwards, which are disclosed in the annual and semiannual reports to shareholders issued by the Fund. Embedded, unrealized gains, if realized by the Fund upon a sale or other disposition of the investments to which the gains relate, and not offset by realized losses, result in capital gains distributions to all shareholders, including persons who just purchased Fund shares, which may be subject to income tax. Unrealized losses, if realized by the Fund through sales of investments, and capital loss carryforwards from previously realized losses, may offset gains realized by the Fund on sales of appreciated investments, so offsetting the capital gains distributions that otherwise would be made to shareholders.